Fees Summary	Nov. 28, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 29,267,496
Previously Paid Amount	(0)
Total Fee Amount	4,042.00
Total Offset Amount	(0)
Net Fee	$ 4,042.00